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WMLT 2005-WMC1 - WINCHESTER CAPITAL - HEL / RESI B&C - STRATIFICATION TABLES

1.    FICO
2.    LTV
3.    DTI
4.    Occupancy Type
5.    WAC
6.    IO Type
7.    Loan Documentation Type
8.    Others
9.    Credit Grades
10.   Top 10 Cities


1.    FICO

                                                                           ---------------------------------------------------------
                                                                                         Percentage of Aggregate Collateral
                                                                           ---------------------------------------------------------
                                                                                                   FICO
------------------------------------------------------------------------------------------------------------------------------------
FICO                    WAFICO   WALTV    Loan    $ Avge Loan    % of       Agg $ Balance       WAC     520 and    521-540   541-560
                                          Count      Amount      Pool                                    below
------------------------------------------------------------------------------------------------------------------------------------
581 & Above               660        73    3,338   191,940.36    90.58      640,494,190.83      7.03      0.00%     0.00%      0.00%
561 - 580                 572    78.535      133   224,677.55     4.22       29,872,450.90      7.45      0.00%     0.00%      0.00%
541 - 560                 552    79.308       70   186,607.73     1.85       13,058,241.82      7.80      0.00%     0.00%    100.00%
520 & Below               510    74.615       67   209,498.42     1.98       14,031,758.92      8.32    100.00%     0.00%      0.00%
TOTAL:                    649        74    3,656   193,471.96      100      707,104,167.82      7.10      1.98%     1.36%      1.85%
------------------------------------------------------------------------------------------------------------------------------------
                         ----------------------------------------------------
                                   Percentage of Aggregate Collateral
                         ----------------------------------------------------
                                               LTV
----------------------------------------------------------------------------
FICO                       561-580  581 and    85% LTV   LTV 85.01 LTV 90.01
                                    above     and below     -90        -95
-----------------------------------------------------------------------------
581 & Above                  0.00%   100.00%     87.36%      7.96%     4.42%
561 - 580                  100.00%     0.00%     69.27%     15.72%    15.01%
541 - 560                    0.00%     0.00%     70.84%     12.91%    16.25%
520 & Below                  0.00%     0.00%     92.30%      7.70%     0.00%
TOTAL:                       4.22%    90.58%     86.51%      8.32%     4.94%
-----------------------------------------------------------------------------
                         -----------------------------------------------------------------------------------------------------
                                                                 Percentage of Aggregate Collateral
                         -----------------------------------------------------------------------------------------------------
                                                     LOAN AMOUNT                                          DOCUMENTATION
-----------------------------------------------------------------------------------------------  -----------------------------
FICO                     LTV 95.01     LTV    $50K and    $50.01-   $75.01-  $100.01-  $600.01-     $750-   >$900K      Full
                            -100     100.01+   below        75K      100K     $600K      750K       900K                Doc
------------------------------------------------------------------------------------------------------------------------------
581 & Above                  0.25%     0.00%     2.71%      3.70%     4.53%    83.24%     4.55%      0.79%     0.49%    30.71%
561 - 580                    0.00%     0.00%     0.40%      1.38%     2.40%    93.72%     2.10%      0.00%     0.00%    44.71%
541 - 560                    0.00%     0.00%     0.00%      2.40%     4.66%    92.94%     0.00%      0.00%     0.00%    49.65%
520 & Below                  0.00%     0.00%     0.00%      2.81%     5.49%    91.70%     0.00%      0.00%     0.00%    52.55%
TOTAL:                       0.23%     0.00%     2.49%      3.53%     4.46%    84.16%     4.21%      0.71%     0.45%    32.43%
------------------------------------------------------------------------------------------------------------------------------
                         ---------------------------------------------------------------------------------------
                                                     Percentage of Aggregate Collateral
                         ---------------------------------------------------------------------------------------
                                       INTEREST ONLY                              DTI                Other Data
-----------------------------------------------------------------  -------------------------------
FICO                       Stated     Limited    2yr IO    3yr IO    5yr IO    10yr IO    DTI > 45     DTI > 50
                            Doc         Doc
----------------------------------------------------------------------------------------------------------------
581 & Above                 52.24%     17.04%     0.00%     0.00%    23.71%      1.89%     31.21%         5.24%
561 - 580                   35.34%     19.94%     0.00%     0.00%     3.17%      0.00%     39.32%         8.06%
541 - 560                   26.82%     23.53%     0.00%     0.00%     0.00%      0.00%     41.02%        12.50%
520 & Below                 25.69%     21.76%     0.00%     0.00%     0.00%      0.00%     28.55%        13.97%
TOTAL:                      50.01%     17.55%     0.00%     0.00%    21.67%      1.72%     31.79%         5.72%
----------------------------------------------------------------------------------------------------------------


2. LTV





-----------------------------------------------------------------------------------------------------------
LTV                            WAFICO   WALTV    Loan    $ Avge Loan    % of       Agg $ Balance       WAC
                                                 Count      Amount      Pool
------------------------------------------------------------------------------------------------------------
80.00 & Below                    653        70    3,128   182,934.68     80.9      572,027,009.11      7.10
80.01 - 85.00                    621    84.194      157   252,851.50     5.61       39,686,758.97      6.91
85.01 - 90.00                    642    89.548      225   261,560.56     8.32       58,834,783.75      7.00
90.01 - 95.00                    632    94.437      136   256,848.01     4.94       34,922,823.86      7.45
95.01 - 100.00                   656    98.967       10   163,369.00     0.23        1,632,792.13      7.50
TOTAL:                           649        74    3,656   193,471.96      100      707,104,167.82      7.10
------------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------------
                                                                     Percentage of Aggregate Collateral
                             -------------------------------------------------------------------------------------------------------
                                                   FICO                                                     LTV
-------------------------------------------------------------------------------  ---------------------------------------------------
LTV                           520 and    521-540   541-560    561-580  581 and    85% LTV   LTV 85.01 LTV 90.01  LTV 95.01     LTV
                               below                                   above     and below     -90        -95       -100     100.01+
------------------------------------------------------------------------------------------------------------------------------------
80.00 & Below                   2.00%     1.18%      1.22%      3.07%    92.53%    100.00%      0.00%     0.00%      0.00%     0.00%
80.01 - 85.00                   3.74%     6.41%      5.71%      7.90%    76.24%    100.00%      0.00%     0.00%      0.00%     0.00%
85.01 - 90.00                   1.84%     0.62%      2.87%      7.98%    86.70%      0.00%    100.00%     0.00%      0.00%     0.00%
90.01 - 95.00                   0.00%     0.00%      6.08%     12.84%    81.09%      0.00%      0.00%   100.00%      0.00%     0.00%
95.01 - 100.00                  0.00%     0.00%      0.00%      0.00%   100.00%      0.00%      0.00%     0.00%    100.00%     0.00%
TOTAL:                          1.98%     1.36%      1.85%      4.22%    90.58%     86.51%      8.32%     4.94%      0.23%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
                            --------------------------------------------------------------------------------------------------------
                                               Percentage of Aggregate Collateral
                            --------------------------------------------------------------------------------------------------------
                                                        LOAN AMOUNT                                           DOCUMENTATION
--------------------------------------------------------------------------------------------------  --------------------------------
LTV                         $50K and    $50.01-   $75.01-  $100.01-  $600.01-     $750-   >$900K      Full      Stated     Limited
                             below        75K      100K     $600K      750K       900K                Doc        Doc         Doc
------------------------------------------------------------------------------------------------------------------------------------
80.00 & Below                  3.02%      4.08%     5.01%    83.05%     3.70%      0.59%     0.55%    28.87%     54.68%     16.45%
80.01 - 85.00                  0.46%      1.17%     2.42%    92.60%     3.35%      0.00%     0.00%    46.99%     36.77%     16.25%
85.01 - 90.00                  0.08%      1.13%     2.01%    87.25%     6.72%      2.82%     0.00%    42.84%     34.44%     22.73%
90.01 - 95.00                  0.26%      1.08%     1.82%    87.23%     9.60%      0.00%     0.00%    55.17%     15.92%     28.90%
95.01 - 100.00                 0.00%      3.35%     5.57%    91.08%     0.00%      0.00%     0.00%    63.94%     28.80%      7.26%
TOTAL:                         2.49%      3.53%     4.46%    84.16%     4.21%      0.71%     0.45%    32.43%     50.01%     17.55%
------------------------------------------------------------------------------------------------------------------------------------
                            ---------------------------------------------------------------

                            ---------------------------------------------------------------
                                        INTEREST ONLY                          DTI
-------------------------------------------------------------------  ----------------------
LTV                         2yr IO    3yr IO    5yr IO    10yr IO    DTI > 45     DTI > 50

-------------------------------------------------------------------------------------------
80.00 & Below                0.00%     0.00%    22.37%      1.48%     31.24%         4.90%
80.01 - 85.00                0.00%     0.00%    15.59%      5.74%     32.75%         8.26%
85.01 - 90.00                0.00%     0.00%    20.97%      1.65%     32.81%         6.95%
90.01 - 95.00                0.00%     0.00%    19.16%      1.26%     37.76%        14.09%
95.01 - 100.00               0.00%     0.00%     0.00%      0.00%     35.27%         7.26%
TOTAL:                       0.00%     0.00%    21.67%      1.72%     31.79%         5.72%
-------------------------------------------------------------------------------------------

3. DTI





-----------------------------------------------------------------------------------------------------------
DTI                            WAFICO   WALTV    Loan    $ Avge Loan    % of       Agg $ Balance       WAC
                                                 Count      Amount      Pool
-----------------------------------------------------------------------------------------------------------
<= 39.999                        650        74    1,365   184,030.40    35.51      251,125,527.74      7.06
40.000 - 44.999                  653    73.495      915   201,281.60    26.04      184,121,917.13      7.09
45.000 - 49.999                  648    73.256      960   198,564.00    26.95      190,548,206.18      7.13
50.000 - 54.999                  643     75.27      367   190,854.92      9.9       70,018,711.12      7.15
55.000 >=                        642    77.983       49   230,492.59      1.6       11,289,805.65      6.93
TOTAL:                           649        74    3,656   193,471.96      100      707,104,167.82      7.10
-----------------------------------------------------------------------------------------------------------
                            --------------------------------------------------------------------------------------------------------
                                                        Percentage of Aggregate Collateral
                            --------------------------------------------------------------------------------------------------------
                                                  FICO                                                     LTV
------------------------------------------------------------------------------  ---------------------------------------------------
DTI                          520 and    521-540   541-560    561-580  581 and    85% LTV   LTV 85.01 LTV 90.01  LTV 95.01     LTV
                              below                                   above     and below     -90        -95       -100     100.01+
------------------------------------------------------------------------------------------------------------------------------------
<= 39.999                      2.28%     1.39%      1.52%      2.99%    91.82%     85.48%      9.81%     4.63%      0.09%     0.00%
40.000 - 44.999                1.70%     1.10%      1.37%      4.50%    91.33%     87.80%      7.47%     4.38%      0.36%     0.00%
45.000 - 49.999                1.39%     1.50%      1.87%      5.04%    90.19%     88.74%      6.84%     4.32%      0.10%     0.00%
50.000 - 54.999                3.48%     1.32%      3.95%      4.91%    86.35%     82.56%      8.19%     8.43%      0.82%     0.00%
55.000 >=                      0.76%     2.93%      3.59%      9.03%    83.69%     75.38%     14.94%     9.68%      0.00%     0.00%
TOTAL:                         1.98%     1.36%      1.85%      4.22%    90.58%     86.51%      8.32%     4.94%      0.23%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
                            --------------------------------------------------------------------------------------------------------
                                                           Percentage of Aggregate Collateral
                            --------------------------------------------------------------------------------------------------------
                                                         LOAN AMOUNT                                           DOCUMENTATION
---------------------------------------------------------------------------------------------------  -------------------------------
DTI                          $50K and    $50.01-   $75.01-  $100.01-  $600.01-     $750-   >$900K      Full      Stated     Limited
                              below        75K      100K     $600K      750K       900K                Doc        Doc         Doc
------------------------------------------------------------------------------------------------------------------------------------
<= 39.999                       2.99%      3.57%     4.73%    83.05%     3.75%      1.01%     0.89%    30.82%     48.12%     21.06%
40.000 - 44.999                 2.15%      3.36%     4.04%    85.33%     4.22%      0.90%     0.00%    30.00%     54.52%     15.48%
45.000 - 49.999                 2.31%      3.53%     4.59%    84.21%     4.92%      0.44%     0.00%    32.66%     53.61%     13.73%
50.000 - 54.999                 2.23%      3.98%     4.36%    85.44%     2.69%      0.00%     1.30%    40.79%     40.87%     18.34%
55.000 >=                       1.28%      2.34%     3.77%    80.67%    11.93%      0.00%     0.00%    52.29%     14.55%     33.16%
TOTAL:                          2.49%      3.53%     4.46%    84.16%     4.21%      0.71%     0.45%    32.43%     50.01%     17.55%
------------------------------------------------------------------------------------------------------------------------------------
                            -----------------------------------------------------------------
                                           Percentage of Aggregate Collateral
                            -----------------------------------------------------------------
                                          INTEREST ONLY                          DTI
---------------------------------------------------------------------  ----------------------
DTI                           2yr IO    3yr IO    5yr IO    10yr IO    DTI > 45     DTI > 50

---------------------------------------------------------------------------------------------
<= 39.999                      0.00%     0.00%    25.09%      2.20%      0.00%         0.00%
40.000 - 44.999                0.00%     0.00%    25.66%      1.99%      0.00%         0.00%
45.000 - 49.999                0.00%     0.00%    18.01%      1.24%     75.28%         0.00%
50.000 - 54.999                0.00%     0.00%    11.52%      0.84%    100.00%        41.65%
55.000 >=                      0.00%     0.00%     4.94%      0.00%    100.00%       100.00%
TOTAL:                         0.00%     0.00%    21.67%      1.72%     31.79%         5.72%
---------------------------------------------------------------------------------------------

4. OCCUPANCY TYPE





-----------------------------------------------------------------------------------------------------------
Occupancy Type                 WAFICO   WALTV    Loan    $ Avge Loan    % of       Agg $ Balance       WAC
                                                 Count      Amount      Pool
-----------------------------------------------------------------------------------------------------------
Primary Residence                648        74    3,444   194,280.70     94.6      668,893,038.00      7.08
Investment Property              668    80.048       90   199,376.46     2.54       17,931,262.06      7.54
Second Home                      693    75.504      122   166,286.05     2.87       20,279,867.76      7.22
-----------------------------------------------------------------------------------------------------------
                            --------------------------------------------------------------------------------------------------------
                                                                Percentage of Aggregate Collateral
                            --------------------------------------------------------------------------------------------------------
                                                  FICO                                                     LTV
------------------------------------------------------------------------------  ---------------------------------------------------
Occupancy Type               520 and    521-540   541-560    561-580  581 and    85% LTV   LTV 85.01 LTV 90.01  LTV 95.01     LTV
                              below                                   above     and below     -90        -95       -100     100.01+
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence              2.04%     1.41%      1.88%      4.36%    90.31%     87.53%      7.58%     4.65%      0.24%     0.00%
Investment Property            2.27%     1.22%      1.01%      1.45%    94.06%     58.67%     36.13%     5.20%      0.00%     0.00%
Second Home                    0.00%     0.00%      1.56%      2.09%    96.35%     77.59%      8.30%    14.11%      0.00%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------------
                                                             Percentage of Aggregate Collateral
                             -------------------------------------------------------------------------------------------------------
                                                         LOAN AMOUNT                                           DOCUMENTATION
---------------------------------------------------------------------------------------------------  -------------------------------
Occupancy Type               $50K and    $50.01-   $75.01-  $100.01-  $600.01-     $750-   >$900K      Full      Stated     Limited
                              below        75K      100K     $600K      750K       900K                Doc        Doc         Doc
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence               2.48%      3.47%     4.41%    84.40%     4.15%      0.62%     0.47%    32.44%     49.88%     17.68%
Investment Property             1.68%      4.37%     4.68%    80.75%     3.63%      4.90%     0.00%    37.98%     41.33%     20.70%
Second Home                     3.52%      4.58%     6.10%    79.08%     6.72%      0.00%     0.00%    27.39%     62.13%     10.48%
------------------------------------------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------
                                            Percentage of Aggregate Collateral
                               ---------------------------------------------------------------
                                           INTEREST ONLY                          DTI
----------------------------------------------------------------------  ----------------------
Occupancy Type                 2yr IO    3yr IO    5yr IO    10yr IO    DTI > 45     DTI > 50

----------------------------------------------------------------------------------------------
Primary Residence               0.00%     0.00%    22.41%      1.79%     31.80%         5.38%
Investment Property             0.00%     0.00%     0.95%      0.00%     29.63%        15.37%
Second Home                     0.00%     0.00%    15.31%      0.75%     33.40%         8.29%
----------------------------------------------------------------------------------------------

5. WAC





-----------------------------------------------------------------------------------------------------------
WAC                            WAFICO   WALTV    Loan    $ Avge Loan    % of       Agg $ Balance       WAC
                                                 Count      Amount      Pool
-----------------------------------------------------------------------------------------------------------
<= 6.999                         659        80    1,581   276,403.60    61.78      436,864,203.63      6.32
7.000 - 7.999                    633    80.645      697   221,968.41    21.87      154,658,127.82      7.47
8.000 - 8.999                    621     66.13      355   133,474.08      6.7       47,365,164.03      8.48
9.000 - 9.999                    652    33.736      475    72,481.76     4.87       34,411,352.95      9.64
10.000 - 10.999                  644    20.867      393    65,386.40     3.63       25,689,843.86     10.61
11.000 >=                        631        19      155    52,377.02     1.15        8,115,475.53     11.70
-----------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------------
                                                                Percentage of Aggregate Collateral
                             -------------------------------------------------------------------------------------------------------
                                                   FICO                                                     LTV
-------------------------------------------------------------------------------  ---------------------------------------------------
WAC                           520 and    521-540   541-560    561-580  581 and    85% LTV   LTV 85.01 LTV 90.01  LTV 95.01     LTV
                               below                                   above     and below     -90        -95       -100     100.01+
------------------------------------------------------------------------------------------------------------------------------------
<= 6.999                        0.18%     0.27%      0.62%      2.59%    96.34%     89.54%      7.54%     2.76%      0.16%     0.00%
7.000 - 7.999                   3.69%     2.80%      3.53%      7.21%    82.77%     78.35%     12.17%     9.26%      0.22%     0.00%
8.000 - 8.999                  10.74%     5.79%      7.14%     12.79%    63.55%     71.79%     13.51%    13.41%      1.29%     0.00%
9.000 - 9.999                   6.07%     3.64%      4.33%      3.42%    82.54%     91.68%      1.90%     6.42%      0.00%     0.00%
10.000 - 10.999                 1.48%     0.56%      0.00%      0.08%    97.88%    100.00%      0.00%     0.00%      0.00%     0.00%
11.000 >=                       0.00%     0.00%      0.00%      1.66%    98.34%    100.00%      0.00%     0.00%      0.00%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------------
                                                            Percentage of Aggregate Collateral
                             -------------------------------------------------------------------------------------------------------
                                                         LOAN AMOUNT                                           DOCUMENTATION
---------------------------------------------------------------------------------------------------  -------------------------------
WAC                          $50K and    $50.01-   $75.01-  $100.01-  $600.01-     $750-   >$900K      Full      Stated     Limited
                              below        75K      100K     $600K      750K       900K                Doc        Doc         Doc
------------------------------------------------------------------------------------------------------------------------------------
<= 6.999                        0.07%      0.37%     1.45%    91.88%     5.33%      0.40%     0.51%    34.82%     46.20%     18.99%
7.000 - 7.999                   0.41%      1.97%     3.72%    88.21%     2.94%      2.12%     0.61%    26.30%     58.00%     15.70%
8.000 - 8.999                   5.20%      9.00%     9.47%    72.22%     4.11%      0.00%     0.00%    39.45%     41.17%     19.38%
9.000 - 9.999                  19.05%     19.94%    19.17%    41.84%     0.00%      0.00%     0.00%    30.88%     55.45%     13.67%
10.000 - 10.999                19.74%     26.74%    23.60%    29.92%     0.00%      0.00%     0.00%    22.22%     66.87%     10.91%
11.000 >=                      31.62%     27.91%    28.78%    11.69%     0.00%      0.00%     0.00%    18.98%     78.43%      2.59%
------------------------------------------------------------------------------------------------------------------------------------
                             ---------------------------------------------------------------
                                         Percentage of Aggregate Collateral
                             ---------------------------------------------------------------
                                         INTEREST ONLY                          DTI
--------------------------------------------------------------------  ----------------------
WAC                          2yr IO    3yr IO    5yr IO    10yr IO    DTI > 45     DTI > 50

--------------------------------------------------------------------------------------------
<= 6.999                      0.00%     0.00%    30.77%      2.49%     30.99%         5.59%
7.000 - 7.999                 0.00%     0.00%    11.21%      0.82%     34.65%         6.78%
8.000 - 8.999                 0.00%     0.00%     3.06%      0.00%     27.63%         5.67%
9.000 - 9.999                 0.00%     0.00%     0.00%      0.00%     34.27%         4.61%
10.000 - 10.999               0.00%     0.00%     0.00%      0.00%     29.77%         4.15%
11.000 >=                     0.00%     0.00%     0.00%      0.00%     40.17%         2.79%
--------------------------------------------------------------------------------------------

6. IO TYPE





-----------------------------------------------------------------------------------------------------------
IO Type                        WAFICO   WALTV    Loan    $ Avge Loan    % of       Agg $ Balance       WAC
                                                 Count      Amount      Pool
-----------------------------------------------------------------------------------------------------------
0                                642        72    3,127   173,326.02    76.62      541,765,248.64      7.33
2 Yr IO
3 Yr IO
5 Yr IO                          673    80.744      489   313,307.34    21.67      153,204,181.48      6.31
10 Yr IO                         664    81.397       40   303,393.30     1.72       12,134,737.70      6.43
-----------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------------
                                                               Percentage of Aggregate Collateral
                             -------------------------------------------------------------------------------------------------------
                                                   FICO                                                     LTV
-------------------------------------------------------------------------------  ---------------------------------------------------
IO Type                       520 and    521-540   541-560    561-580  581 and    85% LTV   LTV 85.01 LTV 90.01  LTV 95.01     LTV
                               below                                   above     and below     -90        -95       -100     100.01+
------------------------------------------------------------------------------------------------------------------------------------
0                               2.59%     1.71%      2.41%      5.34%    87.95%     86.17%      8.40%     5.13%      0.30%     0.00%
2 Yr IO
3 Yr IO
5 Yr IO                         0.00%     0.25%      0.00%      0.62%    99.13%     87.58%      8.05%     4.37%      0.00%     0.00%
10 Yr IO                        0.00%     0.00%      0.00%      0.00%   100.00%     88.39%      7.98%     3.63%      0.00%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------------
                                                           Percentage of Aggregate Collateral
                             -------------------------------------------------------------------------------------------------------
                                                         LOAN AMOUNT                                           DOCUMENTATION
---------------------------------------------------------------------------------------------------  -------------------------------
IO Type                      $50K and    $50.01-   $75.01-  $100.01-  $600.01-     $750-   >$900K      Full      Stated     Limited
                              below        75K      100K     $600K      750K       900K                Doc        Doc         Doc
------------------------------------------------------------------------------------------------------------------------------------
0                               3.25%      4.57%     5.67%    81.62%     3.69%      0.63%     0.58%    30.36%     54.04%     15.60%
2 Yr IO
3 Yr IO
5 Yr IO                         0.00%      0.13%     0.49%    91.94%     6.38%      1.07%     0.00%    38.05%     36.61%     25.33%
10 Yr IO                        0.00%      0.00%     0.74%    99.26%     0.00%      0.00%     0.00%    54.21%     39.38%      6.41%
------------------------------------------------------------------------------------------------------------------------------------
                             ---------------------------------------------------------------
                                         Percentage of Aggregate Collateral
                             ---------------------------------------------------------------
                                         INTEREST ONLY                          DTI
--------------------------------------------------------------------  ----------------------
IO Type                      2yr IO    3yr IO    5yr IO    10yr IO    DTI > 45     DTI > 50

--------------------------------------------------------------------------------------------
0                             0.00%     0.00%     0.00%      0.00%     35.48%         6.84%
2 Yr IO
3 Yr IO
5 Yr IO                       0.00%     0.00%   100.00%      0.00%     19.52%         2.22%
10 Yr IO                      0.00%     0.00%     0.00%    100.00%     21.90%         0.00%
--------------------------------------------------------------------------------------------

7. DOCTYPE





-----------------------------------------------------------------------------------------------------------
DocType                        WAFICO   WALTV    Loan    $ Avge Loan    % of       Agg $ Balance       WAC
                                                 Count      Amount      Pool
-----------------------------------------------------------------------------------------------------------
3- Stated doc                    662    71.503     1770   199,859.49    50.01      353,642,333.41      7.31
5- Full doc 2yr W2/tax returns   632    76.541     1347   170,316.73    32.43      229,331,407.33      6.93
1- Full doc 1yr W2               647     75.36      429   232,340.94    14.09       99,647,544.22      6.75
4- Limited 12mos bk stmt         637    75.843      110   222,648.20     3.46       24,482,882.86      6.95
No Doc
-----------------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------
                                                                Percentage of Aggregate Collateral
                               -----------------------------------------------------------------------------------------------------
                                                   FICO                                                     LTV
-------------------------------------------------------------------------------  ---------------------------------------------------
DocType                        520 and    521-540  541-560    561-580  581 and    85% LTV   LTV 85.01 LTV 90.01  LTV 95.01     LTV
                                below                                  above     and below     -90        -95       -100     100.01+
------------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                    1.02%     0.39%     0.99%      2.99%    94.62%     92.57%      5.73%     1.57%      0.13%     0.00%
5- Full doc 2yr W2/tax returns   3.22%     2.35%     2.83%      5.82%    85.78%     80.15%     10.99%     8.40%      0.46%     0.00%
1- Full doc 1yr W2               2.95%     2.31%     2.89%      4.86%    86.99%     81.45%     11.11%     7.32%      0.12%     0.00%
4- Limited 12mos bk stmt         0.47%     2.39%     0.77%      4.55%    91.83%     79.16%      9.41%    11.43%      0.00%     0.00%
No Doc
------------------------------------------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------
                                                               Percentage of Aggregate Collateral
                               -----------------------------------------------------------------------------------------------------
                                                           LOAN AMOUNT                                          DOCUMENTATION
-----------------------------------------------------------------------------------------------------  -----------------------------
DocType                        $50K and    $50.01-   $75.01-  $100.01-  $600.01-     $750-   >$900K      Full     Stated     Limited
                                below        75K      100K     $600K      750K       900K                Doc       Doc         Doc
------------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                     2.29%      3.94%     4.09%    85.07%     4.12%      0.23%     0.26%     0.00%   100.00%      0.00%
5- Full doc 2yr W2/tax returns    3.30%      3.55%     5.75%    82.26%     3.97%      0.74%     0.41%   100.00%     0.00%      0.00%
1- Full doc 1yr W2                1.65%      2.05%     3.39%    84.20%     4.87%      2.54%     1.31%     0.00%     0.00%    100.00%
4- Limited 12mos bk stmt          1.06%      3.23%     2.07%    88.54%     5.10%      0.00%     0.00%     0.00%     0.00%    100.00%
No Doc
------------------------------------------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------
                                           Percentage of Aggregate Collateral
                               ---------------------------------------------------------------
                                           INTEREST ONLY                          DTI
----------------------------------------------------------------------  ----------------------
DocType                        2yr IO    3yr IO    5yr IO    10yr IO    DTI > 45     DTI > 50

----------------------------------------------------------------------------------------------
3- Stated doc                   0.00%     0.00%    15.86%      1.35%     29.77%         2.20%
5- Full doc 2yr W2/tax returns  0.00%     0.00%    25.42%      2.87%     35.96%         9.74%
1- Full doc 1yr W2              0.00%     0.00%    32.34%      0.46%     29.16%         8.78%
4- Limited 12mos bk stmt        0.00%     0.00%    26.88%      1.29%     32.53%         6.48%
No Doc
----------------------------------------------------------------------------------------------

8. OTHERS





-----------------------------------------------------------------------------------------------------------
Others                         WAFICO   WALTV    Loan    $ Avge Loan    % of       Agg $ Balance       WAC
                                                 Count      Amount      Pool
-----------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                         666    19.712     1159    63,032.16      100       73,027,010.50     10.05
< 100K                           651    36.515     1270    57,481.51      100       72,964,504.11      9.35
> 650K                           663    80.481       31   759,575.06      100       23,540,474.18      6.47
Ohio                             616    82.691       24    95,785.42      100        2,297,283.34      7.36
Nevada                           654    73.646       95   156,293.77      100       14,841,908.14      7.18
North CA                         655    73.104      331   259,219.08    25.85       85,783,520.77      6.86
South CA                         656    73.186      938   262,429.50    74.15      246,089,283.21      6.92
Top 10 Loans                     682    76.375       10   894,117.70     1.26        8,936,979.71     6.662
-----------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------------
                                                            Percentage of Aggregate Collateral
                             -------------------------------------------------------------------------------------------------------
                                                   FICO                                                     LTV
-------------------------------------------------------------------------------  ---------------------------------------------------
Others                        520 and    521-540   541-560    561-580  581 and    85% LTV   LTV 85.01 LTV 90.01  LTV 95.01     LTV
                               below                                   above     and below     -90        -95       -100     100.01+
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                        0.00%     0.00%      0.00%      0.28%    99.72%    100.00%      0.00%     0.00%      0.00%     0.00%
< 100K                          1.60%     0.98%      1.26%      1.71%    94.45%     95.69%      2.59%     1.52%      0.20%     0.00%
> 650K                          0.00%     0.00%      0.00%      0.00%   100.00%     74.93%     16.04%     9.03%      0.00%     0.00%
Ohio                            3.40%     0.00%      4.50%     10.54%    81.55%     51.60%     32.70%    10.54%      5.16%     0.00%
Nevada                          1.82%     1.90%      2.15%      4.23%    89.90%     91.51%      5.44%     3.05%      0.00%     0.00%
North CA                        2.24%     1.34%      1.39%      2.92%    92.12%     88.59%      9.40%     1.81%      0.21%     0.00%
South CA                        1.74%     0.81%      1.12%      4.57%    91.77%     88.57%      7.21%     4.06%      0.16%     0.00%
Top 10 Loans                    0.00%     0.00%      0.00%      0.00%   100.00%     81.47%     18.53%     0.00%      0.00%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------------
                                                            Percentage of Aggregate Collateral
                             -------------------------------------------------------------------------------------------------------
                                                         LOAN AMOUNT                                           DOCUMENTATION
---------------------------------------------------------------------------------------------------  -------------------------------
Others                       $50K and    $50.01-   $75.01-  $100.01-  $600.01-     $750-   >$900K      Full      Stated     Limited
                              below        75K      100K     $600K      750K       900K                Doc        Doc         Doc
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                       22.26%     26.02%    23.69%    28.03%     0.00%      0.00%     0.00%    24.39%     61.00%     14.62%
< 100K                         24.11%     34.16%    41.73%     0.00%     0.00%      0.00%     0.00%    39.08%     49.24%     11.68%
> 650K                          0.00%      0.00%     0.00%     0.00%    65.22%     21.38%    13.40%    31.43%     34.34%     34.22%
Ohio                            5.09%     17.39%     7.61%    69.91%     0.00%      0.00%     0.00%    49.53%     36.27%     14.19%
Nevada                          5.05%      4.31%     2.89%    83.52%     4.23%      0.00%     0.00%    29.74%     53.21%     17.05%
North CA                        0.88%      2.06%     3.22%    86.31%     7.52%      0.00%     0.00%    31.22%     50.26%     18.52%
South CA                        0.68%      2.34%     2.74%    85.88%     5.76%      1.71%     0.90%    22.19%     54.71%     23.10%
Top 10 Loans                    0.00%      0.00%     0.00%     0.00%     8.38%     56.32%    35.30%    29.66%     27.51%     42.84%
------------------------------------------------------------------------------------------------------------------------------------
                             ---------------------------------------------------------------
                                          Percentage of Aggregate Collateral
                             ---------------------------------------------------------------
                                         INTEREST ONLY                          DTI
--------------------------------------------------------------------  ----------------------
Others                       2yr IO    3yr IO    5yr IO    10yr IO    DTI > 45     DTI > 50

--------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                      0.00%     0.00%     0.00%      0.00%     31.19%         3.72%
< 100K                        0.00%     0.00%     1.15%      0.12%     31.19%         5.00%
> 650K                        0.00%     0.00%    27.47%      0.00%     28.16%         9.59%
Ohio                          0.00%     0.00%     2.89%      4.39%     30.30%        10.74%
Nevada                        0.00%     0.00%    22.04%      0.00%     35.72%         6.55%
North CA                      0.00%     0.00%    35.24%      4.85%     22.77%         2.19%
South CA                      0.00%     0.00%    27.35%      1.13%     33.40%         5.00%
Top 10 Loans                  0.00%     0.00%    18.37%      0.00%     27.83%        10.18%
--------------------------------------------------------------------------------------------


9. CREDIT GRADES





------------------------------------------------------------------------------------------------------------
CREDIT GRADES please use       WAFICO   WALTV    Loan    $ Avge Loan    % of       Agg $ Balance       WAC
Relevant Credit Grades of                        Count      Amount      Pool
Originator
------------------------------------------------------------------------------------------------------------
A                                624    73.319     1061   178,904.27    26.84      189,758,721.35      7.18
AA                               686    73.359     1924   202,893.44    55.19      390,249,498.51      6.95
A-                               600    75.194      353   171,447.05     8.56       60,500,140.57      7.07
B                                540    74.704      147   203,884.82     4.24       29,953,711.12      7.85
B+                               570    80.225      144   212,234.04     4.32       30,551,107.67      7.54
C                                556    70.114       27   225,759.26     0.86        6,090,988.60      8.31
------------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------------
                                                           Percentage of Aggregate Collateral
                             -------------------------------------------------------------------------------------------------------
                                                   FICO                                                     LTV
-------------------------------------------------------------------------------  ---------------------------------------------------
CREDIT GRADES please use      520 and    521-540   541-560    561-580  581 and    85% LTV   LTV 85.01 LTV 90.01  LTV 95.01     LTV
Relevant Credit Grades of      below                                   above     and below     -90        -95       -100     100.01+
Originator
------------------------------------------------------------------------------------------------------------------------------------
A                               0.00%     0.36%      0.15%      0.36%    99.13%     85.78%      9.10%     4.93%      0.19%     0.00%
AA                              0.03%     0.00%      0.07%      0.38%    99.52%     88.02%      7.56%     4.14%      0.28%     0.00%
A-                              0.00%     0.00%      0.28%      7.89%    91.83%     85.57%      8.82%     5.32%      0.29%     0.00%
B                              38.98%    28.06%     13.77%      6.67%    12.52%     92.16%      5.78%     2.06%      0.00%     0.00%
B+                              0.00%     0.31%     24.73%     64.84%    10.12%     65.44%     16.33%    18.23%      0.00%     0.00%
C                              36.48%     7.50%     10.67%     18.50%    26.85%    100.00%      0.00%     0.00%      0.00%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------------
                                                         Percentage of Aggregate Collateral
                             -------------------------------------------------------------------------------------------------------
                                                         LOAN AMOUNT                                           DOCUMENTATION
---------------------------------------------------------------------------------------------------  -------------------------------
CREDIT GRADES please use     $50K and    $50.01-   $75.01-  $100.01-  $600.01-     $750-   >$900K      Full      Stated     Limited
Relevant Credit Grades of     below        75K      100K     $600K      750K       900K                Doc        Doc         Doc
Originator
------------------------------------------------------------------------------------------------------------------------------------
A                               3.10%      4.19%     5.10%    82.96%     4.23%      0.41%     0.00%    35.92%     47.14%     16.94%
AA                              2.41%      3.47%     4.21%    83.51%     4.70%      0.88%     0.81%    24.93%     58.29%     16.77%
A-                              3.40%      3.58%     4.80%    83.66%     4.56%      0.00%     0.00%    51.71%     30.99%     17.30%
B                               0.46%      1.97%     4.93%    92.64%     0.00%      0.00%     0.00%    50.30%     21.50%     28.20%
B+                              0.20%      1.92%     2.91%    90.20%     2.06%      2.71%     0.00%    46.12%     34.51%     19.37%
C                               0.46%      1.19%     2.98%    95.36%     0.00%      0.00%     0.00%    56.30%     15.98%     27.72%
------------------------------------------------------------------------------------------------------------------------------------
                             ---------------------------------------------------------------
                                         Percentage of Aggregate Collateral
                             ---------------------------------------------------------------
                                         INTEREST ONLY                          DTI
--------------------------------------------------------------------  ----------------------
CREDIT GRADES please use     2yr IO    3yr IO    5yr IO    10yr IO    DTI > 45     DTI > 50
Relevant Credit Grades of
Originator
--------------------------------------------------------------------------------------------
A                             0.00%     0.00%    17.93%      1.70%     32.86%         6.86%
AA                            0.00%     0.00%    28.54%      2.07%     30.51%         4.66%
A-                            0.00%     0.00%    12.93%      1.34%     31.53%         4.09%
B                             0.00%     0.00%     0.00%      0.00%     32.70%        12.62%
B+                            0.00%     0.00%     0.00%      0.00%     39.08%         7.32%
C                             0.00%     0.00%     0.00%      0.00%     41.71%        12.64%
--------------------------------------------------------------------------------------------

10. TOP 10 MSAS

-----------------------------------------------------------------------------------------------------------------------------------
TOP 10 MSA                                           Loan    $ Avge Loan    % of    Agg $ Balance      WAC     Wtd Avg     Wtd AVg
                                                     Count      Amount      Pool                                 LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles-Long Beach-Santa Ana CA                    504     289464.93    20.63     145890325.7     6.914     73.542       661
Riverside-San Bernardino-Ontario CA                    266     226247.54     8.51     60181845.54     6.947     73.174       649
Washington-Arlington-Alexandria DC-VA-MD-WV            218     234110.98     7.22     51036193.08     7.384     72.497       649
New York-Northern New Jersey-Long Island NY-NJ-PA      203     244999.96     7.03      49734992.4      6.96     74.295       650
San Francisco-Oakland-Fremont CA                       116     321440.01     5.27     37287041.68     6.798     72.353       658
Chicago-Naperville-Joliet IL-IN-WI                     140      153731.2     3.04     21522367.81     7.135     75.127       650
Seattle-Tacoma-Bellevue WA                             106      170922.1     2.56     18117742.64         7     73.841       650
San Diego-Carlsbad-San Marcos CA                        59      294480.2     2.46     17374331.88     6.841     71.689       655
Boston-Cambridge-Quincy MA-NH                           82     211643.06     2.45     17354731.24     6.834     71.134       648
Phoenix-Mesa-Scottsdale AZ                             104     165808.52     2.44     17244085.87     7.265     74.629       658
-----------------------------------------------------------------------------------------------------------------------------------